UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2017

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)     Teledyne Technologies Incorporated (the “Company” or “Teledyne”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on April 26, 2017. At the Annual Meeting, the Company's stockholders approved the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (the “Amended Plan”), which amends and restates the Company’s 2014 Incentive Award Plan (the “Original Plan”). The Amended Plan was adopted by the Company’s Board of Directors (the “Board”) on February 21, 2017, subject to receiving stockholder approval at the Annual Meeting.

The Amended Plan makes the following material changes to the Original Plan:

•	Increases the number of shares available by 2,500,000 shares;

•
Provides that the aggregate number of shares available for issuance will be reduced by 2.93 shares for each share subject to an award other than a stock option or stock appreciation right (a “Full Value Award”) that is granted on or after the effective date of the Amended Plan, and that the number of shares available for issuance will be increased by 2.93 shares for each share subject to a Full Value Award granted on or after the effective date of the Amended Plan that again becomes available for grant pursuant to the terms of the Amended Plan;

•	Imposes a $750,000 limit on the total aggregate value of cash and equity-based awards granted under the Amended Plan to any non-employee director during any calendar year;

•
Mandates a vesting period of at least one year for all equity-based awards granted under the Amended Plan, which applies to no less than 95% of the shares authorized for grant (subject to certain limited exceptions);

•
Dividends and dividend equivalents payable in connection with all awards (previously only performance-based awards) granted under the Amended Plan will only be paid out to the extent that the time- and performance-based vesting conditions are satisfied and the shares underlying such awards are earned and vest; and

•	Permits the Company to withhold shares in connection with a net-share settlement of an award based on the award holder’s maximum individual statutory withholding rates for the applicable jurisdiction.

The terms and conditions of the Amended Plan are described in the section entitled “Item 2 on Proxy Card - Approval of Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan” (the “Stockholder Proposal”) in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 10, 2017 (the “Proxy Statement”). The terms and conditions of the Amended Plan in the Stockholder Proposal do not purport to be a complete description of the Amended Plan, and are qualified in their entirety by reference to the complete text of the Amended Plan, which was attached as Annex A to the Proxy Statement, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)-(b)     The 2017 Annual Meeting of Stockholders of Teledyne was held on April 26, 2017. The actions described below were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

1.	The three nominees proposed by the Board of Directors were elected as Class III directors for a three-year term expiring at the 2020 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Roxanne S. Austin	30,948,036	472,676	1,643,094
Kenneth C. Dahlberg	31,016,686	404,026	1,643,094
Robert A. Malone	31,248,587	172,125	1,643,094

Other continuing directors include (1) Class I directors Simon M. Lorne, Paul D. Miller and Wesley W. von Schack, whose terms expire at the 2018 Annual Meeting, and (2) Class II directors Charles Crocker, Robert Mehrabian, Jane C. Sherburne and Michael T. Smith, whose terms expire at the 2019 Annual Meeting.

2.
The proposal to approve the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan was approved by a by a vote of 28,653,794 “for” versus 2,722,662 “against.” There were 44,256 abstentions and 1,643,094 broker non-votes with respect to this action.

3.	A proposal to ratify the appointment of Deloitte & Touche LLP as Teledyne’s independent registered public accounting firm for 2017 was approved by a vote of 32,768,139 “for” versus

268,698 “against.” There were 26,969 abstentions and no broker non-votes with respect to this action.

4.
The proposal to approve the non-binding advisory resolution on Teledyne’s executive compensation was approved by a by a vote of 30,289,158 “for” versus 1,072,578 “against.” There were 58,976 abstentions and 1,643,094 broker non-votes with respect to this action.

5.
The number of votes cast for the respective options for the non-binding advisory resolution on frequency of future votes on Teledyne’s executive compensation was as set forth below, with “1 Year” receiving the highest number of votes.

Number of Votes
1 Year	26,536,892
2 Years	23,395
3 Years	4,819,069
Abstain	41,356

There were 1,643,094 broker non-votes with respect to this action.

Item 8.01. Other Events

At its meeting on April 25, 2017, the Nominating and Governance Committee of the Board of Directors of Teledyne re-approved standing resolutions related to the non-employee director compensation under the Amended Plan, subject to approval of the Amended Plan by stockholders at the 2017 Annual Meeting. The compensation arrangements for non-employee directors set forth in the standing resolutions are identical to those currently in place under Original Plan. A copy of the standing resolutions of the Nominating and Governance Committee is attached as Exhibit 10.2 to this report and incorporated herein by reference. A copy of the Administrative Rules of the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees, which was approved by the Board of Directors of Teledyne at its meeting on February 21, 2017, is attached as Exhibit 10.3 to this report and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed March 10, 2017) †

Exhibit 10.2	Standing resolutions of the Nominating and Governance Committee related to non-employee director compensation†

Exhibit 10.3	Administrative Rules of the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees†

†Denotes management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: April 26, 2017

EXHIBIT INDEX
Description

Exhibit 10.1	Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed March 10, 2017) †

Exhibit 10.2	Standing resolutions of the Nominating and Governance Committee related to non-employee director compensation†

Exhibit 10.3	Administrative Rules of the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees†

†Denotes management contract or compensatory plan or arrangement.